Exhibit 10.1
Subscription Agreement

BioLineRx Ltd.
Modi’in Technology Park
2 HaMa’ayan Street
 Modi’in 7177871, Israel

Ladies and Gentlemen:

Pursuant to the terms and conditions of this Subscription Agreement (this “Agreement”), the undersigned investors (each, an “Investor”) hereby confirms and agrees with BioLineRx Ltd., a corporation organized under the laws of the State of Israel (the “Company”), as follows:

1. At the Closing (as defined below) and subject to the terms and conditions hereof, the Investors will purchase from the Company and the Company will issue and sell to the Investors for a total purchase price of $9,600,000: (i) 8,495,575 American Depositary Shares (“ADSs”), each representing one of the Company’s ordinary shares, par value NIS 0.10 (“Ordinary Shares”); (ii) 2,973,451 Series A warrants to purchase an aggregate of 2,973,451 ADSs at an exercise price of $2.00 per ADS (the “Series A Warrants”); (iii) 2,973,451 Series B warrants to purchase an aggregate of 2,973,451 ADSs at an exercise price of $4.00 per ADS (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”); and (iv) an aggregate of 5,946,902 ADSs representing 5,946,902 Ordinary Shares issuable upon exercise of the Warrants (the “Warrant ADSs” and together with the ADSs and the Warrants, the “Offered Securities”). The allocation of the Offered Securities among the Investors shall be as set forth on Exhibit A attached hereto. The obligations of the Investors under this Agreement shall be several, but not joint.

2. The closing (the “Closing”) is expected to occur on or about July 31, 2017 (the “Closing Date”), subject to the satisfaction of certain closing conditions set forth herein.  The Company is hereby deemed to make the representations and warranties set forth in Annex A hereto to the Investors, which shall be true and correct in all material respects (except for those representations and warranties that are by their terms qualified as to materiality, which shall be accurate in all respects) as of the date hereof and on the Closing Date.

3. The offer and sale of the Offered Securities (the “Offering”) is being made pursuant to (i) an effective registration statement (the “Registration Statement”) on Form F-3 (File No. 333‑205700), including the prospectus contained therein (the “Base Prospectus”), filed with the Securities and Exchange Commission (the “Commission”) on October 16, 2015, and (ii) a prospectus supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Offered Securities and terms of the Offering that has been delivered to the Investor on or prior to the date hereof and will be filed with the Commission in accordance with applicable securities laws.  The Prospectus, together with the documents incorporated by reference therein, is also referred to herein as the “General Disclosure Package.”

4. On the Closing Date, the Company shall (i) cause The Bank of New York Mellon, as depositary for the ADSs (the “Depositary”), to deliver to each Investor the ADSs set forth on Exhibit A via the Depository Trust Company’s (“DTC”) Deposit and Withdrawal at Custodian system via the DTC instructions to be provided in writing by the Investor to the Company no later than two business days prior to the Closing Date and (ii) deliver to each Investor one or more certificates representing the Warrants, registered in such name(s) as the Investor shall provide to the Company in writing no later than two business days prior to the Closing Date.  The Offered Securities shall be unlegended and free of any resale restrictions.

5. The Company’s obligation to issue and sell the Offered Securities to the Investors shall be subject to consent of the Tel Aviv Stock Exchange (the “TASE”) to the issuance of the Offered Securities, the receipt by the Company of the purchase price for the Offered Securities being purchased hereunder as set forth on the signature page and the accuracy of the representations and warranties made by the Investors herein and the fulfillment of those undertakings herein of the Investors to be fulfilled prior to the Closing Date.  Each Investor’s obligation to purchase the Offered Securities shall be subject to the consent of the TASE to the issuance of the Offered Securities, the accuracy in all material respects of the representations and warranties made by the Company as of the date hereof and as of the Closing (except for those representations and warranties that are by their terms qualified as to materiality, which shall be accurate in all respects) and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing.

6. Each Investor represents that (i) it has had full access to the General Disclosure Package prior to or in connection with its receipt of this Agreement; and (ii) it is acquiring the Offered Securities for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Offered Securities.  The Investor represents that it has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Offered Securities.  Neither such inquiries nor any other due diligence investigations conducted by the Investor or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Annex A hereto.

7. Each Investor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

8. Subject to the accuracy of the Company’s representations and warranties set forth on Annex A, each Investor represents that (i) it has had no material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, Financial Industry Regulatory Authority, Inc. (“FINRA”) member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011(b)) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 25% or more of the Ordinary Shares (or securities convertible or exercisable for Ordinary Shares) or 20% or more of the voting power of the Company on a post-transaction basis, in each case giving effect to contractual limits on the Investor’s ability to acquire beneficial ownership of the Company’s securities as set forth in the Voting and Standstill Agreement, dated as of the date hereof, by and between the Company and the Investors.

9. Each Investor represents that neither the Investor nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this Agreement, engaged in any transactions in the securities of the Company or has violated its obligations of confidentiality with respect to the Offering since the time that the Investor and the Company were first in contact with respect to the transactions contemplated hereby.  The Investor covenants that neither it, nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

10. This Agreement will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.  Each Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s sale of the Offered Securities to the Investor.

11. The Company shall by 9:30 a.m. (New York City time) on the business day immediately following the date hereof, issue a press release disclosing the material terms of the Offering contemplated hereby, and file a Report on Form 6-K, including this Agreement and any exhibits hereto, with the Commission.  The Company and the Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Investor, or without the prior consent of the Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such press release is required by law or regulation, in which case the releasing party shall promptly provide the other party or parties with prior notice, if allowed by law or regulation, of such press release.

12. On or prior to the Closing, the Company shall deliver or cause to be delivered to the Investor the following:

      (i)      this Agreement duly executed by the Company;

      (ii)     the Warrants duly executed by the Company;

(iii)	opinions of the Company’s Israeli and U.S. legal counsels, respectively, in each case reasonably satisfactory to counsel to the Investor, dated as of the Closing Date; and

(iv)	the Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act of 1933, as amended (the “Securities Act”)).

13.          Indemnification.

(i) The Company agrees to indemnify and hold harmless each Investor and any affiliate of the Investor, including a transferee who is an affiliate of the Investor, and any person who controls the Investor or any affiliate of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, “Investor/Affiliate”), against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or Investor/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents or information filed as or deemed to be a part thereof, at the time of the Closing, or the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (b) in whole or in part any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each Investor and each Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Investor or such Investor/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon the inaccuracy of any representation or warranty made by the Investor herein.

(ii) Promptly after receipt by an indemnified party under this Section 13 of notice of the threat or commencement of any action, the Investor or Investor/Affiliates will, if a claim in respect thereof is to be made against the Company under this Section 13, promptly notify the Company in writing thereof, but the omission to notify the Company will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 13 to the extent it is not prejudiced as a result of such failure. In case any third party action is brought against the Investor or Investor/Affiliates and such party seeks or intends to seek indemnity from the Company, the Company will be entitled to participate in, and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the Company and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the Company, that there may be a conflict of interest between the positions of the Company and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the Company, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to the Company of its election to assume the defense of such action and approval by the indemnified party of counsel, the Company will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (a) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the Company, representing all of the indemnified parties who are parties to such action) or (b) the Company shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the Company. The Company shall not be liable for any settlement of any action without its written consent. In no event shall the Company be liable in respect of any amounts paid in settlement of any action unless the Company shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(iii) If the indemnification provided for in this Section 13 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (i) or (ii) of this Section 13 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Company shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and such indemnified party from the transactions contemplated hereby or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the indemnified party in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (ii) of this Section 13, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (ii) of this Section 13 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (iii); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (ii) for purposes of indemnification.

14. The Company agrees, from and after the Closing Date, to use its best efforts to maintain (i) a depositary for the ADSs, (ii) the listing of ADSs for trading on a National Securities Exchange (as defined in the Exchange Act), (iii) the listing of the Ordinary Shares for trading on the TASE and (iv) a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares.  The Company shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the National Securities Exchange(s) on which the ADSs are listed for trading and the TASE.  Neither the Company nor any of its subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the ADSs on the National Securities Exchange(s) on which the ADSs are listed for trading or the Ordinary Shares on the TASE.

15. Each of the Company and each Investor has determined that the Investors will not (individually or collectively) be an “affiliate” (as such term is defined in Rule 405 promulgated under the Securities Act) of the Company following the consummation of the transactions contemplated by this Agreement. The Company agrees not to take any action inconsistent with the foregoing.

16. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Offered Securities for purposes of the rules and regulations of the NASDAQ Capital Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

17. Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Offered Securities being purchased and the payment therefor.

18. Each of the Company and the Investor will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, provided that the Company will reimburse the Investor for its fees and expenses incurred in connection with the transactions contemplated under this Agreement, not to exceed $50,000.

19. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified domestic mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, or (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

if to the Company, to:

BioLineRx Ltd.
Modi’in Technology Park
2 HaMa’ayan Street
Modi’in 7177871, Israel
+972 (8) 642-9100
Attention:  Philip Serlin, Chief Executive Officer
Facsimile:  +972 (8) 642-9101
E-mail:  phils@biolinerx.com

with a copy to:

Morrison & Foerster LLP
250 West 55th Street
New York, New York 10019
+1 (212) 468-8000
Attention:  Anna Pinedo
Facsimile:  +1 (212) 468-7900
E-mail:  APinedo@mofo.com

if to the Investors, to:

BVF Partners LP
1 Sansome Street, 30th Floor
San Francisco, California 94104
 +1 (415) 525-8890
Attention:  Mark N. Lampert,
 President of BVF Inc., General Partner of BVF Partners L.P.
Facsimile:  +1 (415) 288-2394
 E-mail:  Lampert@bvflp.com

with a copy to:

Gibson, Dunn & Crutcher LLP
555 Mission Street, Suite 300
San Francisco, California 94105-0921
+1 (415) 393-8200
Attention:  Ryan A. Murr
Facsimile:  +1 (415) 374-8430
 E-mail:  RMurr@gibsondunn.com

20. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.  Each of the Company and the Investor submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

21. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

22. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.  This Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and signatures may be delivered by facsimile or by e-mail delivery of a “.pdf” format data file.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

[Signature page follows]

SUBSCRIPTION AGREEMENT

Agreed and Accepted July 26, 2017:

BioLineRx Ltd.

By:          /s/ Philip Serlin
 Name: Philip Serlin
 Title: Chief Executive Officer

Biotechnology Value Fund, L.P.

By:          /s/ Mark Lampert
 Name: Mark Lampert
Title: President of BVF, Inc., itself GP of BVF Partners L.P., itself GP of
 Biotechnology Value Fund, L.P.

Biotechnology Value Fund II, L.P.

By:          /s/ Mark Lampert
 Name: Mark Lampert
Title: President of BVF, Inc., itself GP of BVF Partners L.P., itself GP of
Biotechnology Value Fund II, L.P.

Biotechnology Value Trading Fund OS, L.P.

By:         /s/ Mark Lampert
 Name: Mark Lampert
Title:   President of BVF, Inc., itself GP of BVF Partners L.P., itself Sole Member of
BVF Partners OS, Ltd., itself GP of Biotechnology Value Trading Fund OS, L.P.

Investment 10, LLC

By:          /s/ Mark Lampert
 Name: Mark Lampert
Title: President of BVF, Inc., itself GP of BVF Partners L.P., itself the investment advisor of
Investment 10, LLC

MSI BVF SPV, L.L.C.

By:          /s/ Mark Lampert_
 Name: Mark Lampert
Title: President of BVF, Inc., itself GP of BVF Partners L.P., itself attorney-in-fact for
MSI BVF SPV, L.L.C.

Aggregate Purchase Price: $9,599,999.75

Sale of the Offered Securities purchased hereunder is made pursuant to the Prospectus.

Annex A

Company Representations and Warranties

The Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and as of the Closing as follows:

1. Incorporation and Good Standing of the Company and Its Subsidiaries.  The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Israel as of the date hereof, and is duly qualified to do business and as in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a material adverse effect on the business, properties, operations, condition (financial or otherwise) or results of operations of the Company taken as a whole, or in its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).  All direct and indirect subsidiaries of the Company (“Subsidiaries”) are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect on the assets, business or operations of the Company taken as a whole. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Prospectus, except where the failure to have any such authorization, approval, order, license, certificate or permit would not have a Material Adverse Effect.

2. Filing of Registration Statement.  The Company has prepared and filed with the Commission a shelf registration statement, and an amendment or amendments thereto, on Form F-3 (File No. 333-205700), including any related prospectus or prospectuses, for the registration of the Offered Securities under the Securities Act, which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Regulations”) and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Regulations. The Offered Securities are being issued pursuant to the Registration Statement and the issuance of the Offered Securities will be registered by the Company pursuant to the Securities Act.  The Registration Statement was declared effective by the Commission on October 16, 2015.  Neither the Commission nor, to the Company’s knowledge, any state or other regulatory authority has issued any order preventing or suspending the use of the Registration Statement or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission, or other authority, for additional information.  Neither the Registration Statement nor any amendment thereto, at each time of effectiveness, as of the date of this Agreement, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Since January 1, 2016, the Company has timely made all filings with the Commission required under the Exchange Act.

3. Authorized Capital; Options, etc.  All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Ordinary Shares and the ADSs representing Ordinary Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus. The offers and sales of the outstanding Ordinary Shares and the ADSs representing Ordinary Shares were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

4. Authorization of the Offered Securities.  The Offered Securities and Ordinary Shares represented thereby have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement and, with respect to the Warrant ADSs, upon payment of the exercise price pursuant to the terms of the Warrants, will be validly issued, fully paid and non-assessable, and free and clear of all liens imposed by the Company; the holders thereof are not and will not be subject to personal liability by reason of being such holders; except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Offered Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Offered Securities has been duly and validly taken. The Offered Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus.

5. Validity and Binding Effect of the Agreements.  The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Offered Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, except with respect to applicable Israeli securities laws, federal and state securities laws and the rules and regulations of FINRA.  This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; (iv) as such enforceability may be limited by an implied covenant of good faith and fair dealing; and (v) as such enforceability may be limited by the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights.  The limitations set forth in Section 1(j) of the Warrants limiting the ability of the Investors to exercise the Warrants above the “Beneficial Ownership Limitation” (as defined therein) are effective under applicable law so as to prevent the Investors from being deemed to be the beneficial holder of any underlying securities that would be in excess of the applicable Beneficial Ownership Limitation.

6. No Defaults; Violations.  No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except for any such default that would not have a Material Adverse Effect on the Company. Performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations except for any such violation that would not have a Material Adverse Effect. The Company is not in violation of any term or provision of the Company’s Articles of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or bylaws, or in material violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity. The execution, delivery and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Charter or the bylaws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof (including, without limitation, those promulgated by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local regulatory authority performing functions similar to those performed by the FDA).

7. Independent Accountants.  To the knowledge of the Company, Kesselman & Kesselman, Certified Public Accountants (Isr.), a member of PricewaterhouseCoopers International Limited, independent registered public accounting firm (the “Auditor”), whose report is filed with the Commission as part of the Registration Statement, is an independent registered public accounting firm as required by the Securities Act and the Regulations and the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

8. Contracts.  The material contracts to which the Company is a party that are filed pursuant to the Exchange Act with the Commission by the Company have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

9. Litigation; Governmental Proceedings.  There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director (in their capacity as such) which is required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or in connection with the listing of the Offered Securities on the Nasdaq Capital Market and on the Tel Aviv Stock Exchange that has not been disclosed.

10. No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (iii) there has not been any change in the capital stock of the Company (other than a change in the number of outstanding shares of common stock due to the issuance of shares upon the exercise of outstanding options or warrants or the issuance of restricted stock awards or restricted stock units under the Company’s existing stock awards plan, or any new grants thereof in the ordinary course of business); (iv) there has not been any material change in the Company’s long-term or short-term debt; and (v) there has not been the occurrence of any Material Adverse Effect.

11. Intellectual Property.  The Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the General Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim; and (v) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the General Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the General Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

12. Taxes.  Each of the Company and its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. There are (i) no issues that have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes that have been given by or requested from the Company or its Subsidiaries. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

13. No Investment Company Status.  The Company is not, and after receipt of payment for the Offered Securities and after application of the net proceeds therefrom as described in the Prospectus, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

14. Insurance.  The Company carries or is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

15. Price of ADSs and Warrants.  The Company has not taken and will not take, directly or indirectly, any action which constitutes, was designed to, or that would reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.  The Company will take reasonable best efforts to cause its officers and directors not to take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

16. Use of Proceeds.  The Company shall use the proceeds from the sale of the Offered Securities as described under “Use of Proceeds” in the Prospectus.

17. Compliance with Laws.  The Company: (i) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (iv) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) has not received notice that any governmental authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action; and (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

18. Financial Statements, etc.  The financial statements included in Registration Statement, the General Disclosure Package and the Prospectus, including the notes thereto and supporting schedules, fairly present the financial position and results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries, on a consolidated basis, at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with the International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board, applied on a consistent basis throughout the periods covered thereby; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.  Each of the Registration Statement, the General Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that are reasonably likely to have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

19. Stock Exchange Listing.  (i) The Company’s ADSs are listed on the Nasdaq Capital Market and the Company has taken no action designed to, or likely to have the effect of, delisting the ADSs from the Nasdaq Capital Market, nor has the Company received any notification that the Nasdaq Capital Market is contemplating terminating the listing.  The ADSs and Warrant ADSs are approved for listing on the Nasdaq Capital Market, subject only to official notice of issuance.

20. Sarbanes-Oxley Compliance.  The Company has developed and currently maintains disclosure controls and procedures that comply with Rule 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

21. Accounting Controls.  The Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined under Rules 13-a15 and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.   Except as disclosed in the Registration Statement, General Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting.  Since the date of the latest audited financial statements included in the General Disclosure Package and the Prospectus, (a) the Company has not been advised of: (i) any significant deficiencies and/or material weaknesses in the design or operation of the Company’s internal control over financial reporting that could adversely affect or are reasonably likely to adversely affect the ability of the Company and its Subsidiaries to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; and (b) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

22. Foreign Corrupt Practices Act.  None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect or (iii) if not continued in the future, might be reasonably expected to result in a Material Adverse Effect. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

23. Compliance with OFAC. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the offering of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

24. No Labor Disputes.  No labor related litigation, and no material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.